Exhibit 10.1

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

November 7, 2016

Mr. Patrick Stakenas

Determine, Inc.

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

Dear Patrick:

Reference is made to your Severance Agreement (the “Severance Agreement”) dated June 3, 2015 with Determine, Inc. This letter hereby amends the Severance Agreement as follows:

1. Section 2 (Equity Acceleration) shall be amended and replaced with the following:

2. EQUITY ACCELERATION.

If the Company is subject to a Change in Control before the Employee’s employment terminates, then all equity awards held by the Employee shall become fully and unconditionally vested, fully exercisable and fully transferable (except for transfer restrictions imposed by law). For purposes of this Section 2, the Employee’s “equity awards” shall consist of (a) shares of the capital stock of the Company (“Stock”), (b) stock units, performance units or phantom shares whose value is measured by the value of shares of Stock and (c) stock appreciation rights whose value is measured by increases in the value of shares of Stock.

All other terms of the Agreement shall remain the same. Please indicate your agreement with these terms by countersigning below.

Very truly yours,

DETERMINE, INC.

By:	/s/
Name:
Title:

I have read and accept this agreement:

PATRICK STAKENAS

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

November 7, 2016

Mr. John Nolan

Determine, Inc.

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

Dear John:

Reference is made to your Severance Agreement (the “Severance Agreement”) dated October 7, 2015 with Determine, Inc. This letter hereby amends the Severance Agreement as follows:

1. Section 2 (Equity Acceleration) shall be amended and replaced with the following:

2. EQUITY ACCELERATION.

If the Company is subject to a Change in Control before the Employee’s employment terminates, then all equity awards held by the Employee shall become fully and unconditionally vested, fully exercisable and fully transferable (except for transfer restrictions imposed by law). For purposes of this Section 2, the Employee’s “equity awards” shall consist of (a) shares of the capital stock of the Company (“Stock”), (b) stock units, performance units or phantom shares whose value is measured by the value of shares of Stock and (c) stock appreciation rights whose value is measured by increases in the value of shares of Stock.

All other terms of the Agreement shall remain the same. Please indicate your agreement with these terms by countersigning below.

Very truly yours,

DETERMINE, INC.

By:	/s/
Name:
Title:

I have read and accept this agreement:

JOHN NOLAN